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                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                              PROTECTION ONE, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------
     (3)  Filing Party:

          ---------------------------------------------------------------------
     (4)  Date Filed:

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PROXY SERVICES                                                [PROXYGRAM LOGO]
51 MERCEDES WAY
EDGEWOOD, NY 11717


November 17, 1997


Jane A. Sample
Churchill Communications Corp.
Sample Mailgram
123 Main Street
Anywhere, NY 12345-1234


                              PROTECTION ONE, INC.


                                                             November 17, 1997

Dear Fellow Stockholder:

The Special Meeting of Protection One, Inc. is only a few days away. Your Board of Directors has unanimously recommended that stockholders vote in favor of both proposals under consideration.

Because on of the matters under consideration, approval of the stock Acquisition Proposal, requires the affirmative vote of a majority of all outstanding shares, YOUR VOTE IS EXTREMELY IMPORTANT. Since time is short, we have established a method which will enable you to vote by toll-free ProxyGram. Please follow the simple steps listed below.

If you have any questions, or require assistance in the last-minute voting of your shares, please call our proxy solicitor, Innisfree M&A Incorporated, toll-free at 1-888-750-5834.


Very truly yours,


James W. Mackenzie, Jr.
Chief Executive Officer
and President


        TOLL-FREE PROXYGRAM OPERATORS WHO ARE INDEPENDENT OF THE COMPANY
                       ARE AVAILABLE TO ASSIST YOU NOW!!!


                                  INSTRUCTIONS

1. Call Toll-Free 1-800-437-7699 between 8:00 a.m. and 12:00 midnight eastern time.

2.  Tell the operator that you wish to send a collect ProxyGram to
    ID No. 8272, Protection One, Inc.
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PAGE 2                                                        [PROXYGRAM LOGO]



3.  State your name, address and telephone number.

4. State the bank or broker at which your shares are held and your control number as shown below:

                         Name:                   <NA.1>
                         Broker:                 <Broker>
                         Control number:         <ControlNum>
                         Number of shares:       <NumShares>


                                     PROXY

                              PROTECTION ONE, INC.

                      1997 Special Meeting of Stockholders

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned stockholder of Protection One, Inc., a Delaware corporation ("Protection One"), hereby appoints John E. Mack, III, Thomas K. Rankin and George A. Weinstock and each of them, with full power of substitution to each, proxies of the undersigned to represent the undersigned and to vote all shares of Common Stock, par value $.01 per share, of Protection One that the undersigned would be entitled to vote at the 1997 Special Meeting of Stockholders of Protection One to be held on November 24, 1997 (the "Meeting") and at any and all postponements or adjournments thereof, as directed below and in their discretion on such other matters as may properly come before the Meeting, as if the undersigned were present and voting at the Meeting.

        The shares represented by this proxy, when duly executed and returned, will be voted as directed. Where no direction is given, such shares will be voted FOR the Stock Acquisition Proposal (as defined in the Proxy Statement referred to below) (Item 1) and FOR the approval of the 1997 Long-Term Incentive Plan (Item 2).

        The proxies named herein are authorized to vote in their discretion upon such other matter or matters as may properly come before the Meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement each dated November 7, 1997.
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The Board of Directors recommends a vote FOR Items 1 and 2.

1.  APPROVAL OF THE STOCK ACQUISITION PROPOSAL.

    Approval of the Stock Acquisition Proposal will result in an issuance of shares of Protection One common stock that will transfer control of Protection One to Western Resources, Inc.

    [ ] FOR                       [ ] AGAINST                  [ ] ABSTAIN


2.  APPROVAL OF THE 1997 LONG-TERM INCENTIVE PLAN.

    [ ] FOR                       [ ] AGAINST                  [ ] ABSTAIN